                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:




[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                                  ECLIPSE FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies: N/A


         -----------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies: N/A


         -----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A


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     4)  Proposed maximum aggregate value of transaction: N/A


         -----------------------------------------------------------------------

     5)  Total fee paid: N/A

         -----------------------------------------------------------------------

[ ]  Fee paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid: N/A


         -----------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.: N/A


         -----------------------------------------------------------------------

     3)  Filing Party: N/A


         -----------------------------------------------------------------------

     4)  Date Filed: N/A


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

                                  ECLIPSE FUNDS
                       MAINSTAY SMALL CAP OPPORTUNITY FUND
                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 20, 2009

To Our Shareholders:

     Please take note that a SPECIAL MEETING OF SHAREHOLDERS ("Special Meeting") of the MAINSTAY SMALL CAP OPPORTUNITY FUND (the "Fund"), a series of Eclipse Funds (the "Trust"), will be held on Tuesday, January 20, 2009, beginning at 11:00 a.m. Eastern time, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     The Trust, a Massachusetts business trust, currently consists of 3 series. THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT RELATE SOLELY TO THE MAINSTAY SMALL CAP OPPORTUNITY FUND, as specified in the Proxy Statement.

     At the Special Meeting, as explained in the accompanying Proxy Statement, you will be asked to approve a Subadvisory Agreement between NYLIM and MacKay Shields LLC ("MacKay") with respect to the Fund.

     AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF THE FUND HAS APPROVED THE ABOVE-REFERENCED PROPOSAL AND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.


     Your vote is very important to us regardless of the number of shares of the Fund you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on January 20, 2009. A proxy card accompanies the Proxy Statement. There are several ways to vote your shares, including by mail, telephone and through the Internet. Please refer to the proxy card for more information on how to vote. If we do not receive a response by one of these methods, you may receive a telephone call from our proxy solicitor, Broadridge Investor Communication Solutions, Inc. ("Broadridge"), reminding you to vote. If you have any questions before you vote, please contact the Fund by calling toll-free 800-MAINSTAY (624-
6782). We will get you the answers that you need promptly.


     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,


                                        /s/ STEPHEN P. FISHER


                                        Stephen P. Fisher
                                        President
Enclosure

                                  ECLIPSE FUNDS
                       MAINSTAY SMALL CAP OPPORTUNITY FUND
                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 20, 2009

TO OUR SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of the MainStay Small Cap Opportunity Fund (the "Fund"), a series of Eclipse Funds (the "Trust"), a Massachusetts business trust, will be held at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on Tuesday, January 20, 2009, beginning at 11:00 a.m., Eastern time.

     At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders will be asked to consider and approve the following proposal:

          To approve a Subadvisory Agreement between NYLIM and MacKay Shields LLC ("MacKay") to appoint MacKay as the subadvisor to the Fund.

     In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

     Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposal above. You may vote at the Special Meeting if you are the record owner of shares of the Fund as of the close of business on October 22, 2008 ("Record Date"). If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may authorize your proxy by simply completing, signing, and returning the enclosed proxy card by mail in the postage-paid the envelope provided or follow the instructions on the voting instruction card for authorizing your proxy by submitting your vote via telephone or the Internet. Please refer to the proxy card for more information on how you may vote. You may revoke the proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

     Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Fund for additional information by calling toll-free 800-MAINSTAY (624-6782).

                                        By Order of the Board of Trustees,

                                        -s- Marguerite E. H. Morrison

                                        Marguerite E. H. Morrison
                                        Chief Legal Officer and Secretary
                                        October 28, 2008



                                  ------------

                                IMPORTANT NOTICE:
   PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR VOTE IS VERY
    IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED
                                     PROXY.

                                  ------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     THE FOLLOWING GENERAL RULES FOR SIGNING PROXY CARDS MAY BE OF ASSISTANCE TO YOU AND MAY HELP AVOID THE TIME AND EXPENSE INVOLVED IN VALIDATING YOUR VOTE IF YOU FAIL TO SIGN YOUR PROXY CARD PROPERLY.

          1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

          2. JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

          3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

     FOR EXAMPLE:

REGISTRATION                                  VALID
------------                     -------------------------------
CORPORATE ACCOUNTS
(1) ABC Corp. .................  ABC Corp. John Doe, Treasurer
(2) ABC Corp. .................  John Doe
(3) ABC Corp. c/o John Doe.....  John Doe
(4) ABC Corp. Profit Sharing
  Plan.........................  John Doe
PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership........  Jane B. Smith, Partner
(2) Smith and Jones, Limited
  Partnership..................  Jane B. Smith, General Partner
TRUST ACCOUNTS
(1) ABC Trust..................  Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d
  12/28/78.....................  Jane B. Doe, Trustee u/t/d/
                                 12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o
  John B. Smith, Jr.
  UGMA/UTMA....................  John B. Smith, Custodian f/b/o/
                                 John B. Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith....  John B. Smith, Jr., Executor
                                 Estate of John B. Smith

     PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

     - AUTHORIZE YOUR PROXY THROUGH THE INTERNET. You may authorize your proxy by logging into the Internet site located on your proxy card and following the instructions on the website. In order to log on, you will need the control number found on your proxy card.

     - AUTHORIZE YOUR PROXY BY TELEPHONE. You may authorize your proxy by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

     - VOTE BY MAIL. You may cast your vote by signing, dating, and mailing the enclosed proxy card in the postage-paid envelope provided.

     - VOTE IN PERSON AT THE SPECIAL MEETING.

                                  ECLIPSE FUNDS
                       MAINSTAY SMALL CAP OPPORTUNITY FUND
                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 20, 2009

INTRODUCTION

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of Eclipse Funds (the "Trust"), a Massachusetts business trust, on behalf of the MainStay Small Cap Opportunity Fund (the "Fund"), a series of the Trust, for a Special Meeting of Shareholders of the Fund (the "Special Meeting"). The Special Meeting will be held on Tuesday, January 20, 2009 at 11:00 a.m., eastern time at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     As is more fully described in this Proxy Statement, shareholders of the Fund will be asked to vote on the following proposal:

          To approve a new Subadvisory Agreement between NYLIM and MacKay Shields LLC ("MacKay") to appoint MacKay as the subadvisor to the Fund.

     In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

     Only shareholders of record who owned shares of any class of the Fund at the close of business on October 22, 2008 (the "Record Date") are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each share of the Fund that you own entitles you to one (1) vote with respect to any Proposal on which the Fund's shareholders are entitled to vote (a fractional share has a fractional vote).

     The Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card on or about November 17, 2008 to all shareholders of record of the Fund as of the Record Date.

     It is important for you to vote on the Proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposal.

                                  ------------

                                    PROPOSAL

                       APPROVAL OF A SUBADVISORY AGREEMENT
                 BETWEEN NEW YORK LIFE INVESTMENT MANAGEMENT LLC
                             AND MACKAY SHIELDS LLC


                                  ------------

     At a meeting held on September 25, 2008, the Board of Trustees of the Trust (the "Board"), including a majority of the Trustees who are not interested persons (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust, (the "Independent Trustees"), approved a subadvisory agreement between NYLIM and MacKay (the "Subadvisory Agreement") on behalf of the Fund. The Subadvisory Agreement provides that MacKay will manage the assets of the Fund as directed by NYLIM, and pursuant to the Fund's registration statement, if shareholders approve the Proposal.

     Also at the Board meeting held on September 25, 2008, the Board approved a separate but related initiative for the MainStay Small Cap Value Fund ("Small Cap Value Fund"), a series of The MainStay Funds. This separate initiative was directed to shareholders of the Small Cap Value Fund seeking approval of an Agreement and Plan of Reorganization providing for (i) the acquisition of all the assets and the assumption of all the liabilities of the Small Cap Value Fund by the Small Cap Opportunity Fund, in exchange for shares of the Small Cap Opportunity Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Small Cap Value Fund; and (ii) the subsequent redemption of the shares and liquidation and dissolution of the Small Cap Value Fund (the "Small Cap Value Fund Merger").

     Assuming shareholders of the Fund approve the Proposal and shareholders of the Small Cap Value Fund approve the Agreement and Plan of Reorganization, then the Small Cap Value Fund will merge with and into the Small Cap Opportunity Fund, and will be renamed the Small Company Value Fund, on or about February 13, 2009.

WHY AM I RECEIVING THIS PROXY STATEMENT?

     You are receiving this Proxy Statement because you own shares of the Small Cap Opportunity Fund. Mutual fund companies are required to obtain shareholder approval for certain types of changes affecting their funds, such as the change contemplated in the Proposal. This Proxy Statement is being furnished to you in connection with the solicitation of votes with respect to the Fund.

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE?

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE SUBADISORY AGREEMENT, WHICH PROVIDES THAT MACKAY WILL SERVE AS THE SUBADVISOR TO THE FUND AND WILL MANAGE THE FUND'S ASSETS ON AN ONGOING BASIS.

     As discussed in greater detail below, NYLIM has proposed that MacKay serve as subadvisor to the Fund based, among other things, on the nature, quality and extent of the services MacKay would provide to the Fund. The Board of Trustees (the "Board") believes it is in the best interests of the Fund and its shareholders to retain MacKay's services.

WHY IS THE SUBADVISORY AGREEMENT NECESSARY?

     Pursuant to a Management Agreement dated December 12, 2000, as amended and restated August 1, 2008, between NYLIM and the Trust on behalf of the Fund, Equity Investors Group ("EIG"), NYLIM's quantitative-oriented equity investment team, has been responsible for the day-to-day management of the Fund's assets. At a meeting held on September 25, 2008, the Board approved NYLIM's recommendation to retain the services of MacKay Shields, a NYLIM affiliate, to serve as the subadvisor to the Fund. As discussed in more detail in the next section, entitled, "WHAT DID THE BOARD CONSIDER IN APPROVING THE SUBADVISORY AGREEMENT," the Board approved the Subadvisory Agreement between NYLIM and MacKay to appoint MacKay as the subadvisor to the Fund.


WILL SMALL CAP OPPORTUNITY FUND SHAREHOLDERS BEAR THE EXPENSES OF THE SPECIAL MEETING?



     All of the expenses relating to the Special Meeting, including the costs of solicitation of proxies and voting instructions, will be borne by the Small Cap Opportunity Fund. We estimate the total cost to be between $240,000 and $267,000.


HOW WILL THE SMALL CAP OPPORTUNITY FUND BE IMPACTED BY THE SMALL CAP VALUE FUND MERGER?

     If shareholders of the Fund approve the Proposal, the Fund will adopt the investment objective, strategies and process of the Small Cap Value Fund in anticipation of the Small Cap Value Fund Merger. Changing the Fund's investment objective, strategies and process does not require shareholder approval. The table below compares the Fund's current investment objective, principal investment strategies, investment process and principal risks with the Fund's new investment objective, principal investment strategies, investment process and principal risks assuming shareholders approve the Proposal:

                                                FOLLOWING SHAREHOLDER
                           CURRENT               APPROVAL OF PROPOSAL
                  -------------------------   -------------------------
INVESTMENT        To seek high total          To seek long-term capital
  OBJECTIVE       return.                     appreciation by investing
                                              primarily in securities
                                              of small-cap companies.

PRINCIPAL         The Fund normally invests   The Fund normally invests
  INVESTMENT      at least 80% of its         at least 80% of its
  STRATEGY        assets in common and        assets in companies with
                  preferred stock of          market capitalizations at
                  companies with market       the time of investment
                  capitalizations, at the     comparable to companies
                  time of investment,         in the Russell 2000(R)
                  similar to the companies    Value Index and invests
                  in the Russell 2000(R)      primarily in common
                  Index, the S&P SmallCap     stocks and securities
                  600(R) Index or a           convertible into common
                  universe selected from      stock. The Fund may also
                  the smallest 2,000          engage in the lending of
                  companies of the largest    portfolio securities.
                  3,000 companies ranked by
                  market capitalization.
INVESTMENT        The Fund invests            MacKay Shields, the
  PROCESS         primarily in small-         Fund's Subadvisor, uses
                  capitalization stocks       an investment selection
                  that NYLIM, the Fund's      process that focuses on
                  Manager, determines are     stocks that meet three
                  value stocks. "Value"       criteria: inexpensive
                  stocks are stocks that      valuations, free cash
                  NYLIM determines (1) have   flow, and multiple
                  strong or improving         sources of potential
                  fundamental                 growth or earnings. The
                  characteristics             Subadvisor looks for
                  (including margins,         stocks that are
                  working capital,            inexpensive relative to
                  leverage, cash flow,        the benchmark, their peer
                  returns on equity and       group or historical
                  assets) and (2) have been   valuations. The
                  overlooked by the           Subadvisor takes a long-
                  marketplace so that they    term approach to
                  are undervalued or          investing, and relies

                                                FOLLOWING SHAREHOLDER
                           CURRENT               APPROVAL OF PROPOSAL
                  -------------------------   -------------------------
                  "underpriced" relative to   primarily on its
                  the rest of the Fund's      proprietary fundamental
                  small cap universe.         research. The portfolio
                                              is constructed using this
                  - In selecting stocks,      bottom-up process. Stocks
                    the Manager applies       will be sold either when
                    quantitative and          they meet the
                    statistical methods to    Subadvisor's price
                    analyze the relative      objective, or when the
                    quality and price of      Subadvisor believes that
                    the stocks:               there is a negative
                                              change in the fundamental
                  - In selecting stocks,      performance of the
                    the Manager analyzes      issuer.
                    financial and operating
                    data of over one
                    thousand companies on a
                    weekly basis, searching
                    for companies with
                    improving operating
                    characteristics, but
                    which are still
                    underpriced or
                    inexpensive relative to
                    the rest of the Fund's
                    small cap universe. The
                    Manager evaluates
                    company operations
                    compared to other
                    companies (both
                    competitors and
                    companies in other
                    industries).

                  - Under normal
                    conditions, the Manager
                    keeps the Fund fully
                    invested rather than
                    taking temporary cash
                    positions.

                  The Manager will sell a
                  stock if it becomes
                  relatively overvalued, if
                  better opportunities are

                                                FOLLOWING SHAREHOLDER
                           CURRENT               APPROVAL OF PROPOSAL
                  -------------------------   -------------------------
                  identified, or if it
                  determines the initial
                  investment expectations
                  are not being met.

                  The Fund may lend its
                  portfolio securities and
                  may invest in common
                  stock, other equity
                  securities and in equity-
                  related securities, such
                  as preferred stock
                  (including convertible
                  preferred stock), and
                  debt securities
                  convertible into common
                  stock.

                  The Fund may purchase
                  large-capitalization
                  stocks for additional
                  liquidity and engage in
                  active trading. The Fund
                  considers large-
                  capitalization stocks to
                  be the top 5% of
                  companies sorted by
                  market capitalization.

                  The Fund may also invest
                  in foreign securities,
                  but only in countries the
                  Manager considers stable
                  and only in securities
                  the Manager considers to
                  be of high quality.

PRINCIPAL RISKS   Investment in common        Investment in common
                  stocks and other equity     stocks and other equity
                  securities is               securities is
                  particularly subject to     particularly subject to
                  the risk of changing        the risk of changing
                  economic, stock market,     economic, stock market,
                  industry and company        industry and company
                  conditions and the risks    conditions and the risks
                  inherent in management's    inherent in management's
                  ability to                  ability to

                                                FOLLOWING SHAREHOLDER
                           CURRENT               APPROVAL OF PROPOSAL
                  -------------------------   -------------------------
                  anticipate such changes     anticipate such changes
                  that can adversely affect   that can adversely affect
                  the value of the Fund's     the value of the Fund's
                  holdings.                   holdings. Opportunities
                                              for greater gain often
                  In comparison to stocks     come with greater risk of
                  of companies with larger    loss. Some of the
                  capitalizations, stocks     securities, therefore,
                  of small capitalization     may carry above-average
                  companies may have:         risk, compared to common
                                              stock indices such as the
                  - more price volatility,    Dow Jones Industrial
                                              Average and the S&P
                  - greater spreads between   500(R) Index.
                    their bid and ask
                    prices,                   In comparison to stocks
                                              of companies with larger
                  - significantly lower       capitalizations, stocks
                    trading volumes, and/or   of small-capitalization
                                              companies may have:
                  - cyclical, static or
                    moderate growth           - more price volatility,
                    prospects.
                                              - greater spreads between
                  Small-capitalization          their bid and ask
                  companies may be more         prices,
                  vulnerable to adverse
                  business or market          - significantly lower
                  developments than large-      trading volumes, and/or
                  capitalization companies.
                                              - cyclical, static or
                  The principal risk of         moderate growth
                  investing in value stocks     prospects.
                  is that they may never
                  reach what the Manager      Small-capitalization
                  believes is their full      companies may be more
                  value or that they may      vulnerable to adverse
                  even go down in value.      business or market
                                              developments than large-
                  In addition, different      capitalization companies.
                  types of stocks tend to
                  shift in and out of favor   The principal risk of
                  depending on market and     investing in value stocks
                  economic conditions, and    is that they may never
                  therefore the Fund's        reach what the Subadvisor
                  performance may be lower    believes is their full
                  or higher than              value or that

                                                FOLLOWING SHAREHOLDER
                           CURRENT               APPROVAL OF PROPOSAL
                  -------------------------   -------------------------
                  that of funds that invest   they may even go down in
                  in other types of equity    value. In addition,
                  securities (such as those   different types of stocks
                  emphasizing growth          tend to shift in and out
                  stocks).                    of favor depending on
                                              market and economic
                  The principal risk of       conditions, and therefore
                  securities lending is       the Fund's performance
                  that the financial          may be lower or higher
                  institution that borrows    than that of funds that
                  securities from the Fund    invest in other types of
                  could go bankrupt or        equity securities (such
                  otherwise default on its    as those emphasizing
                  commitment under the        growth stocks).
                  securities lending
                  agreement and the Fund      The principal risk of
                  might not be able to        securities lending is
                  recover the securities or   that the financial
                  their value.                institution that borrows
                                              securities from the Fund
                  Due to its trading          could go bankrupt or
                  strategies, the Fund may    otherwise default on its
                  experience a portfolio      commitment under the
                  turnover rate of over       securities lending
                  100%. Funds with high       agreement and the Fund
                  turnover rates (over        might not be able to
                  100%) often have higher     recover the loaned
                  transaction costs (which    securities or their
                  are paid by the Fund) and   value.
                  may generate short-term
                  capital gains (on which     Due to its trading
                  you will pay taxes, even    strategies, the Fund may
                  if you do not sell any      experience a portfolio
                  shares by year-end).        turnover rate of over
                                              100%. Funds with high
                                              turnover rates (over
                                              100%) often have higher
                                              transaction costs (which
                                              are paid by the Fund) and
                                              may generate short-term
                                              capital gains (on which
                                              you will pay taxes, even
                                              if you do not sell any
                                              shares by year-end).

     If shareholders of the Small Cap Value Fund approve the Small Cap Value Fund Merger, then the Small Cap Value Fund will be merged with and into the Small Cap Opportunity Fund, and will be renamed the Small Company Value Fund, on or about February 13, 2009.

WHAT DID THE BOARD CONSIDER IN APPROVING THE SUBADVISORY AGREEMENT?

     In connection with its review of NYLIM's recommendation to approve the Proposal, the members of the Board, including members of its Contracts Committee and Investment Committee, undertook a review of MacKay's qualifications to serve as the Fund's subadvisor. On behalf of the Board, a member of the Board's Investment Committee conducted an in-person meeting with the Fund's proposed new portfolio management team at MacKay's headquarters in New York, New York. The Contracts Committee considered factors relevant to the proposed new sub-advisory relationship at a special meeting held on August 19, 2008, and the Contracts and Investment Committees both further reviewed various matters relating to the proposed new sub-advisory relationship at their regular meetings on September 24, 2008. Following these meetings, the Contracts Committee and Investment Committee of the Board each recommended Board approval of the Subadvisory Agreement.

     In reaching its decision to approve the Subadvisory Agreement, the Board considered information furnished to the Board from NYLIM. The Board also requested and received responses from MacKay to a list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board.

     In determining to approve the Subadvisory Agreement, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by MacKay; (ii) the investment performance of the Fund and the historical investment performance of similar portfolios managed by the Fund's proposed portfolio management team at MacKay; (iii) the costs of the services to be provided, and profits anticipated to be received, by MacKay and NYLIM from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and sub-advisory fee levels and overall total ordinary operating expenses.

     While the members of the Board may have weighed certain factors differently, the Board's decision to approve the Subadvisory Agreement was based on a comprehensive consideration of all the information provided to the Board in connection with its review of MacKay. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the new Subadvisory Agreement is provided below.

Nature, Extent and Quality of Services to be Provided by MacKay

     In considering the approval of the Subadvisory Agreement, the Board examined the nature, extent and quality of the services that MacKay proposed to provide to the Fund. The Board evaluated MacKay's experience in serving as manager of other similar portfolios. In this regard, the Board took note of the significant experience of the Fund's proposed portfolio management team, the number of accounts managed by the portfolio managers and MacKay's method for compensating portfolio managers. The Board also considered the experience of senior personnel at MacKay, as well as MacKay's reputation and financial condition. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Fund is likely to benefit from the nature, extent and quality of these services as a result of MacKay's experience, personnel, operations and resources.

Investment Performance

     In evaluating investment performance, the Board considered the Fund's historical investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board noted that the investment performance of the Fund had not met the Board's expectations in recent years, as evidenced in part by its investment performance relative to its peers and its benchmark (the Russell 2000(R) Value Index). The Board compared the Fund's historical investment performance to the investment performance of similar portfolios managed by the proposed portfolio management team at MacKay, as well as the strength of MacKay's resources that may result in stronger long-term investment performance for the Fund over time. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the selection of MacKay as subadvisor to the Fund could reasonably be expected to produce to benefit the Fund's long-term investment performance.

Costs of the Services Provided, and Profits to be Realized, by MacKay and NYLIM

     In connection with its considerations of the Subadvisory Agreement and its past consideration of the Fund's contractual arrangements, the Board considered the estimated costs of the services to be provided by MacKay under the Subadvisory Agreement and the profitability of NYLIM and its affiliates, including MacKay, due to their relationship with the Fund. Because MacKay is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board considered the cost and profitability information for NYLIM and MacKay in the aggregate.

     The Board considered, among other things, MacKay's investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that MacKay must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that MacKay's ability to maintain a strong financial position is important in order for MacKay to provide high-quality ongoing services to the Fund and its shareholders.

     The Board also considered information from NYLIM from a recent 15(c) review process regarding the estimated profitability to be realized by NYLIM and its affiliates, including MacKay, due to their overall relationship with the Fund. The Board considered information from NYLIM illustrating the revenues and expenses allocated by NYLIM to the Fund, noting the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Fund was reasonable in all material respects.

     In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by NYLIM and its affiliates, including MacKay, due to their relationship with the Fund. The Board recognized, for example, the benefits to MacKay from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades on the Fund's portfolio securities.

     After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the profit to be realized by NYLIM and its affiliates, including MacKay, due to their relationship with the Fund is fair and reasonable.

Extent to Which Economies of Scale May be Realized as the Fund Grows

     The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board considered the extent to which the Fund benefits from economies of scale through expense waivers and reimbursements. The Board also observed that NYLIM historically has subsidized the Fund's overall expenses through the operation of contractual expense limitations that may be lifted only with prior approval of the Board.

     Based on this information, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as a Fund continues to grow over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

     The Board evaluated the reasonableness of the fees to be paid under the existing management and new Subadvisory Agreement and the Fund's total ordinary operating expenses. Because MacKay is an affiliate of NYLIM whose subadvisory fee for advising the Fund is paid directly by NYLIM, the Board primarily considered the reasonableness of the overall management fees paid by the Fund to NYLIM. The Board considered positively NYLIM's proposal to reduce the Fund's management fee to 85 bps in the event that the Small Cap Value Fund Merger is consummated.

     In assessing the reasonableness of the Fund's management and subadvisory fees and total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with NYLIM in recent years and observed that NYLIM has subsidized the total ordinary operating expenses of Fund share classes through the imposition of expense limitation arrangements that may be modified only with the prior approval of the Board. The Board also considered NYLIM's agreement to impose lower contractual expense caps on the Fund's expenses in the event that the Small Cap Value Fund Merger is approved.

     Based on these considerations, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Subadvisory Agreement, supports the conclusion that these fees to be paid under the Subadvisory Agreement are reasonable.

Conclusion

     On the basis of the information provided to it and its evaluation thereof, the Board, which consisted entirely of Independent Trustees, unanimously approved the new Subadvisory Agreement with MacKay.

WHAT ARE THE TERMS OF THE SUBADVISORY AGREEMENT?

     The form of the Subadvisory Agreement is included as Exhibit A to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit A.

     Pursuant to the Subadvisory Agreement, MacKay will serve as Subadvisor to the Fund, select its investments and place all orders for purchases and sales of securities, subject to the general supervision of the Board and NYLIM and in accordance with the Fund's investment objectives, policies and restrictions. NYLIM will continue to manage the Fund and will monitor MacKay's investment activities to help ensure compliance with regulatory restrictions.

     More specifically, MacKay will perform the following services:

     - provide a continuous investment program for the Fund, subject to the supervision of the Board and NYLIM, and in accordance with the Fund's investment objectives, policies, and restrictions;

     - provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest;

     - maintain all books and records with respect to the Fund's securities transactions required to be maintained by it under the 1940 Act and the rules thereunder;

     - deliver to NYLIM and the Trustees such periodic and special reports as NYLIM or the Trustees may reasonably request;

     - monitor, on a daily basis, the determination by the portfolio accounting agent for the Fund of the valuation of portfolio securities; and

     - provide the Fund's custodian, on each business day, with information relating to the execution of all portfolio transactions pursuant to standing instructions.

     In consideration for its services, MacKay will be entitled to receive an annual fee based on the average daily net assets of the Fund as follows:


Effective from Date of Approval of Subadvisory Agreement



0.500% on assets up to $1.0 billion*


Effective upon Completion of Merger of Small Cap Value Fund into Small Cap Opportunity Fund**

0.425% on assets up to $1.0 billion; and

0.400% on assets over $1.0 billion


     If approved by shareholders, the Subadvisory Agreement will become effective on or about January 21, 2009 and, unless sooner terminated, will continue for an initial term ending in two years. Thereafter, the Subadvisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by a vote of a majority of the outstanding shares of the Fund, and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Subadvisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Fund's Amended and Restated Management Agreement, which is discussed below.

     The Subadvisory Agreement provides that MacKay will not be liable to NYLIM, the Fund, or any shareholder of the Fund, for any act or omission in the course of, or connected with, its services under the Subadvisory Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from MacKay's willful misfeasance, bad faith, or gross negligence in the performance of its duties under the New Subadvisory Agreement, or reckless disregard of its obligations or duties under the Subadvisory Agreement.

HOW CAN YOU VOTE YOUR SHARES?

     PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

     - By mail, with the enclosed proxy card;



----------
     * To the extent NYLIM has agreed to waive its management fee or reimburse expenses, MacKay Shields, as Subadvisor for the Fund, has agreed to voluntarily waive or reimburse its fee proportionately. Pursuant to this waiver, the effective subadvisory fee will be 0.475% on assets over $1.0 billion.


     ** Although NYLIM expects the Small Cap Value Fund Merger to be approved by shareholders, there can be no assurance that the merger will take place. If it does not take place, the subadvisory fee will remain as set forth above.

     - By touch-tone telephone, with a toll-free call to the telephone number that appears on your proxy card;

     - Through the Internet, by using the Internet address located on you proxy card and following the instructions on the site; or

     - In person at the Special Meeting.

                          CURRENT MANAGEMENT AGREEMENT

     NYLIM serves as manager to the Fund pursuant to a Management Agreement dated December 12, 2000, as amended and restated August 1, 2008, between NYLIM and the Trust, on behalf of the Fund ("Management Agreement"), NYLIM and its predecessor have managed the Fund since its inception.

     In conformity with the stated policies of the Fund and pursuant to the Management Agreement, NYLIM manages the investment operations of the Fund and the composition of the Fund's portfolio, subject to the supervision of the Board. NYLIM provides offices, conducts clerical, recordkeeping, and bookkeeping services, and maintains most of the financial and accounting records required for the Fund.

     The Management Agreement was last approved by shareholders on November 17, 1997, and most recently renewed by the Board at a meeting held on June 17, 2008. It will continue in effect from year to year only if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by NYLIM. The Management Agreement also terminates automatically in the event of its assignment (as defined in the 1940 Act).

     Under the Management Agreement, NYLIM may make the day-to-day investment decisions for the Fund or delegate any or all of its duties and responsibilities to one or more subadvisors, at its own expense. If it chooses to delegate to a subadvisor, NYLIM monitors such subadvisor's investment activities to help ensure compliance with regulatory restrictions. Regardless of whether it employs a subadvisor, NYLIM continuously reviews, supervises and administers the Fund's investment program, including monitoring for compliance with regulatory restrictions by those managing the Fund's assets.


     In consideration for its services, NYLIM receives an annual fee of 1.00% of the average daily net assets of the Fund up to $1.0 billion. NYLIM has contractually agreed to waive a portion of its management fee so that the management fee is 0.95% for assets over $1.0 billion. Without this contractual waiver, the actual management fee would be 1.00% on all assets levels. From NYLIM's management fee, MacKay Shields will receive its subadvisory fee as detailed in the section above entitled "What are the terms of the Subadvisory Agreement?" During the fiscal year ended October 31, 2007, NYLIM received $14,015,199 in advisory fees from the Fund.


     Although there can be no assurances of the following event taking place, contigent upon shareholder approval of the proposal to merge Small Cap Value Fund with and into Small Cap Opportunity Fund, the Board voted to reduce the management fee payable to NYLIM to 0.85% on assets up to $1.0 billion, and 0.80% on assets in excess of $1.0 billion, based on the average daily net assets of the Fund. Had the Proposed Agreement been in effect during that same fiscal period, NYLIM's advisory fee would have been $11,712,160, of which, MacKay would have received $5,856,080 in subadvisory fees, assuming all other factors to be equal.

                 INFORMATION ABOUT MACKAY SHIELDS LLC ("MACKAY")

     NYLIM has proposed that MacKay, 9 West 57th Street, New York, New York 10019, serve as the subadvisor to the Fund. Under NYLIM's supervision, MacKay would be responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Fund. For these services, MacKay would be paid a monthly fee by NYLIM, and not by the Fund.

     MacKay was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life Insurance Company, 51 Madison Avenue, New York, New York 10010. As of August 31, 2008, MacKay managed approximately $35.3 billion in assets.

     Exhibit B to this Proxy Statement sets forth the principal executive officers of MacKay.

     The MacKay investment team of Jordan Alexander and Stephen Friscia would be jointly and primarily responsible for the day-to-day management of the Fund. Their biographical information is set forth below:

          JORDAN D. ALEXANDER, CFA, CPA Mr. Alexander joined MacKay Shields in August 2008 as a Managing Director. Immediately prior to joining MacKay Shields, he was a portfolio manager with Bear Stearns Asset Management from June 2006 through July 2008. Prior to that, Mr. Alexander was a portfolio manager at BKF Asset Management Inc. from December 2003 through June 2006; a senior analyst at Palisade Capital Management from June 2003 through December 2003; a portfolio manager and research analyst at

     Evergreen Investment Management Company, LLC from September 1998 through June 2003; an Associate Research Analyst at PaineWebber, Inc. from August 1995 through September 1998; and a Senior Financial Analyst and Auditor at Arthur Andersen & Co., LLP from July 1990 through August 1995. He earned a BA from Binghamton University and an MBA from New York University -- Stern School of Business. He holds the Chartered Financial Analyst and Certified Public Accountant designations.

          STEPHEN A. FRISCIA, JR., CFA Mr. Friscia joined MacKay Shields in August 2008. Immediately prior to joining MacKay Shields, he was a portfolio manager with Bear Stearns Asset Management from June 2006 through July 2008. Prior to that, Mr. Friscia was a portfolio manager at BKF Asset Management Inc. from December 2003 through June 2006; a senior analyst at Palisade Capital Management from June 2003 through December 2003; and a co-portfolio manager, equity research analyst, fixed income securities analyst and accountant at Evergreen Investment Management Company, LLC from April 1993 through May 2003. Mr. Friscia earned a BS from State University of New York New Paltz and an MBA from Pace University -- Lubin School of Business. He holds the Chartered Financial Analyst designation.

                   BROKERAGE COMMISSIONS ON FUND TRANSACTIONS

     In effecting purchases and sales of Fund securities for the account of the Fund, MacKay will seek the best execution of the Fund's orders. In the course of achieving best execution, MacKay may place such orders with brokers and dealers who provide market, statistical and other research information to it. MacKay will be authorized, under certain circumstances, when placing Fund transactions for equity securities, to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction due to MacKay's receipt of market, statistical and other research information.

     NYLIFE Securities Inc. ("NYLIFE Securities"), an affiliate of NYLIM, may act as broker for the Fund. NYLIFE Securities is a wholly-owned subsidiary of NYLIFE LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, the indirect parent of NYLIM. NYLIFE Securities is therefore an "Affiliated Broker" as that term is defined in Schedule 14A under the Securities Exchange Act of 1934, as amended. There were no brokerage commissions paid by the Fund to NYLIFE Securities or any other affiliated broker for the most recently completed fiscal year.

                              BOARD RECOMMENDATION

                     THE INDEPENDENT TRUSTEES RECOMMEND THAT
                     SHAREHOLDERS OF THE FUND VOTE "FOR" THE
                     APPROVAL OF THE SUBADVISORY AGREEMENT.

                               VOTING INFORMATION

     This Proxy Statement, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Fund on or about November 17, 2008. Only shareholders of record as of the close of business on the Record Date, October 22, 2008, will be entitled to notice of, and to vote at, the Special Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted "FOR" the proposed Reorganization and in the discretion of the proxy holders on any other matters.

     A proxy may be revoked at any time on or before the Special Meeting by written notice to the Secretary of the Trust at the address on the cover of this Proxy Statement or by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Proposal.

     VOTING OF PROXIES. If you attend the Special Meeting you may vote in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided.

     You may also authorize your proxy on the Internet or by touch-tone telephone. These options require you to input a control number, which is located on each proxy card. After inputting the control number, you will be prompted to authorize your proxy on the Proposal. You will have an opportunity to review your authorization and make any necessary changes before submitting your authorization and terminating your telephone call or Internet connection.

     Timely and properly completed and submitted proxies will be voted as instructed by shareholders. A shareholder who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by
(1) delivering to the Fund written notice of the revocation, (2) delivering to the Fund a proxy with a later date, or (3) voting in person at the Special Meeting.

     In the event a shareholder signs and returns the proxy but does not indicate his or her vote as to a Proposal, such proxy will be voted "FOR" the Proposal and in the discretion of the proxy holder with regard to any other proposal.

     QUORUM REQUIREMENTS. A quorum of shareholders is necessary to hold a valid meeting and to consider the Proposal. The presence in person or by proxy of the holders of the majority of stock of the Fund on the Record Date shall constitute a quorum. The following chart reflects the total number of shares outstanding as of the Record Date for each class of the Fund:


                                     NUMBER OF SHARES OUTSTANDING
                   ---------------------------------------------------------------
                   INVESTOR CLASS    CLASS A     CLASS B     CLASS C      CLASS I
                   --------------   ---------   ---------   ---------   ----------
SMALL CAP
  OPPORTUNITY
  FUND...........     1,135,915     6,514,338   1,373,838   1,577,698   11,374,024
                      ---------     ---------   ---------   ---------   ----------




     VOTES NECESSARY TO APPROVE THE PROPOSAL. Approval of the Proposal will require the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund, which is defined in the 1940 Act as the lesser of : (1) 67% of the voting securities of the Fund present at the meeting, if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

     EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES." The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. Abstentions and broker non-votes will not, however, be counted as votes in favor of the Proposal. Therefore, abstentions and broker non-votes will have the effect of a "no" vote with respect to the Proposal.

     ADJOURNMENTS. If a quorum is not present at the Special Meeting or if a quorum is present but sufficient votes to approve the Proposal have not been received at the time of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies that may be voted in favor of a Proposal(s) and will vote against any such adjournment with respect to those proxies which have been voted against the Proposal(s).


     PAYMENT OF SOLICITATION EXPENSES. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by the Fund, and are estimated to be between $240,000 and $267,000. The Fund, or NYLIM on behalf of the Fund, has retained Broadridge Investor Communication Solutions, Inc. to provide proxy solicitation services in connection with the Special Meeting. The Fund may incur additional expenses as a result of this proxy solicitation. Proxies will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of NYLIM, the Fund, their respective affiliates, or, in NYLIM's discretion, a commercial firm retained for this purpose.

     OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING. The Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any other matters come before the Special Meeting, including any Proposal to adjourn the Special Meeting to permit the continued solicitation of proxies in favor of the Proposal, it is the intention of the Fund that proxies not containing specific restrictions to the contrary will be voted as described above under "Adjournments" with respect to proposals to adjourn the Special Meeting to solicit additional proxies in favor of the Proposal and in the discretion of the proxy holder on any other matters.

     FUTURE SHAREHOLDER PROPOSALS. A shareholder may request inclusion in the Trust's proxy statement and on the Trust's proxy card for shareholder meetings certain proposals for action which the shareholder intends to introduce at such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Trust at 51 Madison Avenue, New York, NY 10010. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust's management.

     Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

                                OTHER INFORMATION

     FORM OF ORGANIZATION. The Fund is a diversified series of the Eclipse Funds, an open-end management investment company, organized as Massachusetts business trust. The Fund is governed by a Board of Trustees consisting of seven members, all "non-interested" persons as defined in the 1940 Act. For more information on the history of the Fund, please see the Fund's Statement of Additional Information.

     INVESTMENT ADVISER AND ADMINISTRATOR. NYLIM, 51 Madison Avenue, New York, New York 10010, serves as the investment adviser to the

Fund. NYLIM commenced operations in April 2000, and is an independently-managed, wholly-owned indirect subsidiary of New York Life Insurance Company, 51 Madison Avenue, New York, New York 10010. As of August 31, 2008, NYLIM and its affiliates managed approximately $246 billion in assets.

     DISTRIBUTOR. NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, a limited liability company organized under the laws of Delaware, serves as the Trust's distributor and principal underwriter (the "Distributor") pursuant to a Distribution Agreement, dated December 12, 2000. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Funds' shares. The Distributor is a wholly-owned subsidiary of NYLIM.

     CUSTODIAN. Pursuant to an agreement with NYLIM, State Street Bank & Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts, 02111-2900 serves as the Custodian for the Fund's assets. State Street also provides sub-administration and sub-accounting services for the Fund. These services include calculating the Fund's daily net asset value, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's net asset value, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these non-custody services to the Fund, State Street is compensated by NYLIM. Custodian fees and expenses are paid by the Fund.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, serves as the Fund's independent registered public accounting firm. KPMG is responsible for auditing the annual financial statements of the Funds. Representatives of KPMG LLP are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

     SHAREHOLDER REPORTS. The Fund will furnish, without charge, upon request, a printed version of the most recent annual report to shareholders of the Fund (and any subsequent semi-annual report). Such requests may be directed to the Fund by contacting the Distributor of the Fund's shares by writing NYLIFE Distributors LLC, Attn: MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 800-MAINSTAY (624-6782). Please include the name of the Fund for which you request reports.

     INFORMATION REQUIREMENTS. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Fund can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet website (at http://www.sec.gov), which contains other information about the Fund.

     SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL HOLDERS. As of the Record Date, the current officers and Trustees of Eclipse Funds, in the aggregate beneficially owned less than 1% of a class of shares of the Fund. A list of the 5% shareholders of the Fund as of the Record Date are listed in Exhibit C.

     VOTE OF FUND SHARES BY NYLIM. The MainStay Asset Allocation Funds and the MainStay Retirement Funds may receive this proxy statement as shareholders of the Fund. In that event, NYLIM and/or its affiliates have the discretion to some or all of the Fund shares on this proposal in accordance with the recommendations of an independent service provider or vote the shares in the same proportion as the other shareholders in the Fund. The Fund has been advised by NYLIM that these shares will be voted pursuant to established policies and procedures designed to address potential conflicts of interest.

     "HOUSEHOLDING" OF PROXY STATEMENTS. The Fund may furnish only one copy of this proxy statement to a household, even if more than one shareholder resides in the household, unless the Fund has received contrary instructions from one or more of the household's shareholders. If you are a shareholder and would like additional copies of this proxy statement, please contact the Distributor by writing NYLIFE Distributors LLC, Attn: MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 800-MAINSTAY (624-6782). If in the future you do not want the mailing of your proxy statement to be combined with other members of your household, or if the Fund has furnished multiple proxy statements to your household and you would like the Fund to furnish only one statement to your household in the future, please inform the Distributor in writing or via telephone at the address or telephone number listed above.

                                    EXHIBIT A

                                  ECLIPSE FUNDS

                          FORM OF SUBADVISORY AGREEMENT

     This Subadvisory Agreement, made as of the [21(st)] day of [January, 2009] (the "Agreement"), between New York Life Investment Management LLC, a Delaware limited liability company (the "Manager") and MacKay Shields LLC, a Delaware limited liability company (the "Subadvisor").

     WHEREAS, Eclipse Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company; and

     WHEREAS, the Trust is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations; and

     WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

     WHEREAS, the Manager entered into the Amended and Restated Management Agreement dated August 1, 2008 with the Trust, on behalf of its series, as amended (the "Management Agreement"); and

     WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Trust; and

     WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

     WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the series of the Trust and manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services;

     NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:

     1. APPOINTMENT. The Manager hereby appoints MacKay Shields LLC to act as Subadvisor to the series designated on Schedule A of this Agreement (the "Series") with respect to all or a portion of the assets of the Series designated by the Manager as allocated to the Subadvisor ("Allocated Assets") subject to such written instructions, including any redesignation of Allocated Assets and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Trust designates one or more series other than the Series with respect to which the Manager wishes to retain the Subadvisor to render investment advisory services hereunder, it shall notify the Subadvisor in writing. If the Subadvisor is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement, and Schedule A shall be revised accordingly.

     2. PORTFOLIO MANAGEMENT DUTIES.   Subject to the supervision of the Trust's
Board of Trustees ("Board") and the Manager, the Subadvisor will provide a continuous investment program for the Series' Allocated Assets and determine the composition of the assets of the Series' Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio. The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Series' Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the Allocated Assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Series. The Subadvisor will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies and restrictions as stated in the Trust's Registration Statement filed with the Securities and Exchange Commission (the "SEC"), as amended, copies of which shall be delivered to the Subadvisor by the Manager. The Subadvisor further agrees as follows:

          (a) The Subadvisor understands that the Allocated Assets of the Series need to be managed so as to permit the Series to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and will coordinate efforts with the Manager with that objective.

          (b) The Subadvisor will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Trust's Board of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

          (c) On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust and to such other clients, subject to review by the Manager and the Board. The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Series or Trust.

          (d) In connection with the purchase and sale of securities for the Series, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian and portfolio accounting agent.

          (e) The Subadvisor will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other Allocated Assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.

          (f) The Subadvisor will make available to the Trust and the Manager, promptly upon request, all of the Series' investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as well as other applicable laws. The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

          (g) The Subadvisor will provide reports to the Trust's Board, for consideration at meetings of the Board, on the investment program for the Series and the issuers and securities represented in the Series' Allocated Assets, and will furnish the Trust's Board with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

          (h) In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an "investment adviser" as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust's Board and by a majority of Trustees who are not parties to any agreement or contract with such company and who are not "interested persons" as defined in the 1940 Act, of the Trust, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadvisor's knowledge, in any material connection with the handling of Trust assets:

               (i) been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

               (ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

               (iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

          (i) The Subadvisor is authorized to retain legal counsel and financial advisors and to negotiate and execute documentation relating to investments in the Allocated Assets or Series, at the expense of the Allocated Assets or Series. Such documentation may relate to investments to be made or sold, currently held or previously held. The authority shall include, without limitation: (i) documentation relating to private placements and bank debt; (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements. Manager represents that the Allocated Assets or Series can settle such private placements.

     3. COMPENSATION.   For the services provided and the expenses assumed
pursuant to this Agreement, the Manager shall pay the Subadvisor as full compensation therefor, a fee equal to the percentage of the Allocated Assets constituting the respective Series' average daily net assets as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager.

     4. BROKER-DEALER SELECTION.   The Subadvisor is responsible for decisions
to buy and sell securities and other investments for the Series' Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates. The Subadvisor's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Trust, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor's or its affiliate's overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and the Trust's Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Series to the Subadvisor if it is registered as a broker-dealer with the SEC, to its affiliated broker-dealer, or to such brokers and dealers who also provide research, statistical material or other services to the Series, the Subadvisor or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.

     5. DISCLOSURE ABOUT SUBADVISOR.   The Subadvisor has reviewed the post-
effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor or information relating directly or indirectly to the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

     6. EXPENSES. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust's operations, including, but not limited to:

          (a) the fees and expenses of Trustees who are not interested persons of the Manager or of the Trust;

          (b) the fees and expenses of each Series which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Series not being maintained by the Manager; (iii) the pricing of the Series' shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Trustees of the Trust; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series' shares;

          (c) the fees and expenses of the Trust's transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

          (d) the charges and expenses of legal counsel (including an allocable portion of the cost of maintaining internal legal (provided pursuant to a separate legal services agreement) and compliance department) and independent accountants for the Trust;

          (e) brokers' commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions on behalf of the Series;

          (f) all taxes and business fees payable by the Trust or the Series to federal, state or other governmental agencies;

          (g) the fees of any trade association of which the Trust may be a member;

          (h) the cost of share certificates representing the Series' shares;

          (i) the fees and expenses involved in registering and maintaining registrations of the Trust and of its Series with the SEC, registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for filing under federal and state securities laws for such purposes;

          (j) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

          (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and

          (l) any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

7. COMPLIANCE.

     (a) The Subadvisor agrees to assist the Manager and the Trust in complying with the Trust's obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (i) periodically providing the Trust's Chief Compliance Officer with information about and independent third-party reports (if available) in connection with the Subadvisor's compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act ("Subadvisor's Compliance Program"); (ii) reporting any material deficiencies in the Subadvisor's Compliance Program to the Trust's Chief Compliance Officer within a reasonable time; and (iii) reporting any material changes to the Subadvisor's Compliance Program to the Trust's Chief Compliance Officer within a reasonable time. The Subadvisor understands that the Board is required to approve the Subadvisor's Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board' approval of the Subadvisor's Compliance Program.

     (b) The Subadvisor agrees that it shall immediately notify the Manager and the Trust's Chief Compliance Officer: (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor respecting or relating to the Subadvisor that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

     (c) The Manager agrees that it shall immediately notify the Subadvisor: (i) in the event that the SEC has censured the Manager or the Trust, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager's registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

     8. DOCUMENTS.   The Manager has delivered to the Subadvisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

          (a) Declaration of Trust of the Trust, as amended from time to time, as filed with the Secretary of the Commonwealth of the Commonwealth of Massachusetts (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, are herein called the "Declaration of Trust");

          (b) By-Laws of the Trust, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

          (c) Certified Resolutions of the Trustees of the Trust authorizing the appointment of the Subadvisor and approving the form of this Agreement;

          (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Series and the Series' shares, and all amendments thereto;

          (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto; and

          (f) Prospectus and Statement of Additional Information of the Series.

     9. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Manager's request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

     10. COOPERATION. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

     11. REPRESENTATIONS RESPECTING SUBADVISOR. The Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadvisor or the Series other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for the Trust shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within five (5) business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

     12. CONFIDENTIALITY. The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and its prior, present or potential shareholders. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

     13. CONTROL. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

     14. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor's duties, or by reason of reckless disregard of the Subadvisor's obligations and duties under this Agreement.

     Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

15. INDEMNIFICATION.

     (a) The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Subadvisor (all of such persons being referred to as "Subadvisor Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Trust, which: (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager's duties or reckless disregard of the Manager's obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of the Trust or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, the Trust or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

     (b) Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor's responsibilities as Subadvisor of the Series, which: (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor's duties, or by reason of reckless disregard of the Subadvisor's obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; (ii) may be based upon a failure to comply with Section 2, Paragraph (a) of this Agreement; or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of the Trust or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust or any affiliated person of the Manager or Trust by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

     (c) The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

     (d) The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager

Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

     15. SERVICES NOT EXCLUSIVE. The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     16. DURATION AND TERMINATION. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above when following a shareholder approval, and otherwise a period of one (1) year, and continue on an annual basis thereafter with respect to the Series, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the Series; and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding: (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (A) by the Manager at any time without penalty, upon sixty (60) days' written notice to the Subadvisor and the Trust;
(B) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust's Board or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty
(60) days' written notice to the Manager and the Trust. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act) or in the event the Management Agreement between the Manager and the Trust is assigned or terminates for any other reason. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 8, 9, 10, 12, 15, and 18 of this Agreement shall remain in effect, as well as any applicable provision of this Section 16.

     17. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of the Series; and (ii) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

18. USE OF NAME.

     (a) It is understood that the name MainStay or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Series. Upon termination of the Management Agreement between the Trust and the Manager, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

     (b) It is understood that the name MacKay Shields LLC or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Trust and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Trust or sales materials with respect to the Trust with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Trust and/or the Series. Upon termination of this

Agreement, the Trust shall forthwith cease to use such name (or derivative or logo).

19. PROXIES; CLASS ACTIONS.

     (a) The Manager has provided the Subadvisor a copy of the Manager's Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit and in the best interests of the Trust. Absent contrary instructions received in writing from the Trust, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Series in accordance with applicable fiduciary obligations. The Subadvisor shall maintain records concerning how it has voted proxies on behalf of the Trust, and these records shall be available to the Trust upon request.

     (b) Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Series. Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions. The Subadvisor will, however, forward to Manager any information it receives regarding any legal matters involving any asset held in the Allocated Assets or Series.

     20. NOTICE. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attention: President; or (2) to the Subadvisor at MacKay Shields LLC, 9 West 57th Street, 33rd Floor, New York, New York 10019, Attention: President.

21. MISCELLANEOUS.

     (a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act;

     (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

     (c) To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties;

     (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

     (e) Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

                                      * * *

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the [21(st)] day of [January, 2009]. This Agreement may be signed in counterparts.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest: -----------------------  By: ---------------------------
Name:  Jeffrey A. Engelsman      Name:  Barry A. Schub
                                 Title:   Executive Vice
Title:   Director                President


MACKAY SHIELDS LLC

Attest: -----------------------  By: ---------------------------
Name:                            Name:
Title:                           Title:

                                   SCHEDULE A


                            (AS OF JANUARY 21, 2009)


     As compensation for services provided by Subadvisor the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:


FUND                                      ANNUAL RATE
----                                      -----------
Effective from Date of
  Approval of Subadvisory
  Agreement
Small Cap Opportunity Fund....  0.500% on assets up to $1
                                billion*
Effective upon Completion of
  Merger of Small Cap Value
  Fund into Small Cap
  Opportunity Fund**
Small Company Value Fund......  0.425% up to $1 billion; and
                                0.400% in excess of $1 billion



     The portion of the fee based upon the average daily net assets of the respective Fund shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Fund.

     Payment will be made to the Subadvisor on a monthly basis.


----------
     * For certain Funds listed above, NYLIM has agreed to waive a portion of each Fund's management fee or reimburse the expenses of the appropriate class of the Fund so that the class' total ordinary operating expenses do not exceed certain amounts. These waivers or expense limitations may be changed with Board approval. To the extent NYLIM has agreed to waive its management fee or reimburse expenses, MacKay Shields LLC, as Subadvisor for these Funds, has voluntarily agreed to waive or reimburse its fee proportionately.

     ** Although NYLIM expects the Small Cap Value Fund Merger to be approved by shareholders, there can be no assurance that the merger will take place. If it does not take place, the subadvisory fee will remain as set forth above.

                                    EXHIBIT B

                          ADDITIONAL INFORMATION ABOUT
                               MACKAY SHIELDS LLC

     The names and titles of the principal executive officer(s) of MacKay Shields LLC are shown below. Their principal address is 9 West 57(th) Street, New York, New York 10019.

NAME                     POSITION(S) WITH MACKAY        OTHER BUSINESS
-----------------------  -----------------------   -----------------------
Osbert M. Hood           Chairman and Chief        Mr. Hood joined MacKay
                         Executive Officer,        Shields in January 2007
                         Chairman of the Board     as President. He became
                                                   Chief Executive Officer
                                                   in July 2007 and
                                                   Chairman in January
                                                   2008. He was most
                                                   recently CEO of Pioneer
                                                   Investment Management
                                                   USA Inc., where he was
                                                   previously its chief
                                                   executive officer after
                                                   joining Pioneer in
                                                   2000.
Lucille Protas           Chief Operating           None
                         Officer, Treasurer and
                         Senior Managing
                         Director
Rupal J. Bhansali        Senior Managing           None
                         Director; Head of
                         International Equity
                         Team
Gary L. Goodenough       Senior Managing           None
                         Director; Head of the
                         Fixed Income Team
Ellen Metzger            Senior Managing           None
                         Director and General
                         Counsel
J. Matthew Philo         Senior Managing           None
                         Director; Head of the
                         High Yield Team
John Prom                Senior Managing           None
                         Director; Head of
                         Subadvisory and
                         International Business
                         Development
Dan C. Roberts           Senior Managing           None
                         Director; Head of the
                         High Yield Active Core
                         Team
Richard Rosen            Senior Managing           None
                         Director; Head of the
                         Value Equity Team
Edmund C. Spelman        Senior Managing           None
                         Director; Head of the
                         Growth Equity Team
Timothy West             Senior Managing           None
                         Director; Head of
                         Institutional Business
                         Development
Rene Bustamante          Managing Director and     None
                         Chief Compliance
                         Officer
Edward Silverstein       Managing Director         None

                                    EXHIBIT C

                         SHARE OWNERSHIP OF SHAREHOLDERS

                       MAINSTAY SMALL CAP OPPORTUNITY FUND

     As of the Record Date, the shareholders with respect to the Fund were known by the Fund to own or beneficially own 5% or more of the outstanding interest of each class of the Fund's shares are described below:




                       NAME AND ADDRESS OF               AMOUNT OF         PERCENT
TITLE OF CLASS          BENEFICIAL OWNER           BENEFICIAL OWNERSHIP   OF CLASS
--------------  --------------------------------   --------------------   --------
Class A         GREAT WEST LIFE INSURANCE              326,990.8690          5.02%
                COMPANY
                8515 E ORCHARD RD # 2T2
                GREENWOOD VLG CO 80111-5002
                MERRILL LYNCH  PIERCE  FENNER &        653,054.7270         10.02%
                SMITH  INC - FOR THE SOLE
                BENEFIT OF ITS CUSTOMERS
                ATTN: FUND ADMINISTRATION 97T98
                4800 DEER LAKE DRIVE EAST 3RD FL
                JACKSONVILLE FL 32246-6484
Class C         CITIGROUP GLOBAL MARKETS INC           155,879.6720          9.88%
                HOUSE ACCOUNT
                ATTN PETER BOOTH 7TH FLOOR
                333 W 34TH ST
                NEW YORK NY 10001-2402
                MERRILL LYNCH  PIERCE  FENNER &        417,389.1890         26.46%
                SMITH  INC - FOR THE SOLE
                BENEFIT OF ITS CUSTOMERS
                ATTN: FUND ADMINISTRATION 97T98
                4800 DEER LAKE DRIVE EAST 3RD FL
                JACKSONVILLE FL 32246-6484
Class I         NFS LLC FEBO                           572,636.0080          5.03%
                THE NORTHERN TRUST COMPANY
                PO BOX 92956
                CHICAGO IL 60675-0001
                NFS LLC FEBO                           743,515.9730          6.54%
                FIIOC AS AGENT FOR QUALIFIED
                EMPLOYEE BENEFIT PLANS (401K)
                FINOPS-IC FUNDS
                100 MAGELLAN WAY KW1C
                COVINGTON KY 41015-1987
                NEW YORK LIFE TRUST COMPANY            825,625.9920          7.26%
                169 LACKAWANNA AVE
                PARSIPPANY NJ 07054-1007
                CHARLES SCHWAB & COMPANY INC          1,139,632.2940        10.02%
                ATTN  MUTUAL FUND DEPT
                101 MONTGOMERY STREET
                SAN FRANCISCO CA 94104-4151
                NEW YORK LIFE  PROGRESS-SHARING       2,654,184.0910        23.34%
                INVESTMENT PLAN PROGRAM
                C/O MARIA MAUCERI
                51 MADISON AVE RM 1305
                NEW YORK NY 10010-1603

                               FORM OF PROXY CARD

                                 ECLIPSE FUNDS
                           SMALL CAP OPPORTUNITY FUND
         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 2009

The undersigned shareholder of the Small Cap Opportunity Fund hereby constitutes and appoints Marguerite E.H. Morrison, Jeffrey Engelsman and Barry E. Simmons or any one of them, as proxy of the undersigned, with full power of substitution, to vote all shares of the Fund held in his or her name on the books of the Fund and which he or she is entitled to vote at the Special Meeting of Shareholders to be held at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054 on January 20, 2009, beginning at 10:00 a.m. Eastern time, and at any adjournments or postponements of the Special Meeting, with all the powers that the undersigned would possess if personally present, as designated on the reverse hereof.

The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Funds and the Proxy Statement dated October 27, 2008.

The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.

                                        Please mark, sign, date and return the
                                        Proxy Card promptly using the enclosed
                                        envelope.

                                        DATE:
[ADDRESS LINE 1]                              ----------------------------------
[ADDRESS LINE 2]
[ADDRESS LINE 3]                        SIGNATURE(S):
[ADDRESS LINE 4]
[ADDRESS LINE 5]
[ADDRESS LINE 6]                        ----------------------------------------
[ADDRESS LINE 7]                        NOTE: Please sign exactly as your name
[ADDRESS LINE 8]                        appears on the account. When shares are
[ADDRESS LINE 9]                        held by joint tenants, both should sign.
                                        When signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please provide full title as such. If a
                                        corporation, please sign in full
                                        corporate name by president or other
                                        authorized officer and if a partnership, please sign in full partnership name by authorized person.

                                        [ ] Please check this box if you plan to
                                            attend the Special Meeting.

--------------------------------------------------------------------------------
                              - PLEASE FOLD HERE -

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ECLIPSE FUNDS
  (THE "TRUST"), WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposal; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

     PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

     -    TOUCHTONE: To vote by phone call
          toll free 123-456-6789 and
          follow the recorded
          instructions.

     -    INTERNET: Vote on the internet     VOTING CONTROL ID: [123456789101]
          at www.proxyvote.com
          and follow the simple              CHECK DIGIT ID:    [123]
          instructions.

     -    MAIL: Return the signed proxy
          card in the enclosed envelope.

IF YOU WOULD LIKE TO VOTE OVER THE PHONE, PLEASE CALL 123-456-6789. REPRESENTATIVES ARE AVAILABLE TO RECORD YOUR VOTING INSTRUCTION QUICKLY OVER THE PHONE. THEY ALSO ARE AVAILABLE TO ANSWER ANY QUESTIONS YOU MAY HAVE REGARDING THE PROXY MATERIALS.

                               PLEASE VOTE TODAY.

                     SEE THE REVERSE SIDE FOR THE PROPOSAL.

           FORM OF NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

       IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
             THE SHAREHOLDER MEETING TO BE HELD ON JANUARY 20, 2009

TO OUR SHAREHOLDERS:

      A SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of the MAINSTAY SMALL CAP OPPORTUNITY FUND (the "Fund"), a series of Eclipse Funds (the "Trust"), a Massachusetts business trust, will be held at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on TUESDAY, JANUARY 20, 2009, beginning at 11:00 a.m., Eastern time.

      At the Special Meeting, shareholders will be asked to consider and approve the following proposal:

      To approve a Subadvisory Agreement between NYLIM and MacKay Shields LLC ("MacKay") to appoint MacKay as the subadvisor to the Fund.

      The Board of Trustees of the Fund recommends that shareholders vote "for" the Subadvisory Agreement, which provides that MacKay will serve as the subadvisor to the Fund and will manage the Fund's assets on an ongoing basis.

      THIS COMMUNICATION PRESENTS ONLY AN OVERVIEW OF THE MORE COMPLETE PROXY MATERIALS THAT ARE AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY MATERIALS ARE AVAILABLE AT [WEBSITE] AND INCLUDE THE
FOLLOWING:

      a. Proxy statement detailing the above proposal
      b. Proxy card

      IF YOU WANT TO RECEIVE A PAPER OR E-MAIL COPY OF THESE DOCUMENTS, YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. PLEASE MAKE YOUR REQUEST FOR A COPY BY (1) SENDING AN E-MAIL TO SENDMATERIAL@PROXYVOTE.COM, (2) CALLING BROADRIDGE INVESTOR COMMUNICATION SOLUTIONS, INC., TOLL FREE 1-800-579-1639, OR (3) ACCESSING THE DOCUMENTS AT WWW.PROXYVOTE.COM. PLEASE MAKE YOUR REQUEST ON OR BEFORE JANUARY 6, 2009 TO FACILITATE TIMELY DELIVERY. WHEN YOU REQUEST THE DOCUMENTS, PLEASE USE CONTROL/IDENTIFICATION NUMBER:
12345678910. PLEASE NOTE: NO PERSONAL INFORMATION OTHER THAN THE CONTROL/IDENTIFICATION NUMBER PROVIDED HEREIN IS NECESSARY TO EXECUTE A PROXY.

      YOU MAY ALSO ATTEND THE SPECIAL MEETING AND VOTE ON THE PROPOSAL IN
PERSON.

      If you have any questions, please contact Broadridge Investor Communication Solutions, Inc., the Fund's proxy solicitor, for additional information by calling toll-free 1-800-579-1639.

      We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,

                                        /s/ Stephen P. Fisher

                                        Stephen P. Fisher
                                        President



                                      E-1